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                                                           Exhibit 99.B(h)(6)(i)

[ING FUNDS LOGO]

November 30, 2005

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio and ING Templeton Foreign Equity Portfolio, six newly established series of ING Partners, Inc., ING Global Real Estate Portfolio, ING FMR(SM) Small Cap Equity Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio, three newly established series of ING Investors Trust, and ING Diversified International Fund, ING Emerging Markets Fixed Income Fund, ING Greater China Fund, ING Index Plus International Equity Fund and ING International Capital Appreciation Fund, five newly established series of ING Mutual Funds, (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated July 14, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING Salomon Brothers Fundamental Value Portfolio to ING Davis Venture Value Portfolio, ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Mid Cap Disciplined Portfolio and ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                      Sincerely,

                                      /s/ Robert S. Naka

                                      Robert S. Naka
                                      Senior Vice President
                                      ING Investors Trust, ING Mutual Funds
                                      ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ William P. Kelly
       ----------------------------
Name:       William P. Kelly
       ----------------------------
Title: Managing Director, Duly Authorized
       ----------------------------------


7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034         Fax: 480-477-2700            ING Mutual Funds
                                  www.ingfunds.com           ING Partners, Inc.

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                              BNY ACCOUNT NUMBER
FUND                                                          (DOMESTIC/GLOBAL)
----                                                          ------------------
ING EQUITY TRUST
ING Convertible Fund                                                464744
ING Disciplined LargeCap Fund                                       464742
ING Equity and Bond Fund                                         464759/464760
ING LargeCap Growth Fund                                            464733
ING LargeCap Value Fund                                             454702
ING MidCap Opportunities Fund                                       464741
ING MidCap Value Choice Fund                                        464786
ING MidCap Value Fund                                               464735
ING Real Estate Fund                                                464746
ING SmallCap Opportunities Fund                                     464743
ING SmallCap Value Choice Fund                                      464788
ING SmallCap Value Fund                                             464736

ING FUNDS TRUST
ING Classic Money Market Fund                                       464008
ING High Yield Bond Fund                                            464010
ING Institutional Prime Money Market Fund                           464048
ING Intermediate Bond Fund                                          464006
ING National Tax-Exempt Bond Fund                                   464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND             464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                   464734

ING INVESTORS TRUST
ING AIM Mid Cap Growth Portfolio                                    058094
ING Alliance Mid Cap Growth Portfolio                               058102
ING American Funds Growth Portfolio                                 464755
ING American Funds Growth-Income Portfolio                          464753
ING American Funds International Portfolio                          464761
ING Capital Guardian Managed Global Portfolio                       058095
ING Capital Guardian Small/Mid Cap Portfolio                        058093
ING Capital Guardian U.S. Equities Portfolio                        058221
ING Eagle Asset Capital Appreciation Portfolio                      058092
ING Evergreen Health Sciences Portfolio                             464704

                                        1
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
                                                              BNY ACCOUNT NUMBER
FUND                                                          (DOMESTIC/GLOBAL)
----                                                          ------------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Omega Portfolio                                       464706
ING FMR(SM) Diversified Mid Cap Portfolio                        058404/279603
ING FMR(SM) Earnings Growth Portfolio                               464572
ING FMR(SM) Small Cap Equity Portfolio                                TBD
ING Global Real Estate Portfolio                                      TBD
ING Global Resources Portfolio                                      058085
ING Goldman Sachs Tollkeeper(SM) Portfolio                          158090
ING International Portfolio                                         279604
ING Janus Contrarian Portfolio                                   058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                      058096
ING JPMorgan Small Cap Equity Portfolio                             279610
ING JPMorgan Value Opportunities Portfolio                          464582
ING Julius Baer Foreign Portfolio                                   279606
ING Legg Mason Value Portfolio                                   058400/279600
ING LifeStyle Aggressive Growth Portfolio                           464998
ING LifeStyle Growth Portfolio                                      464996
ING LifeStyle Moderate Growth Portfolio                             464994
ING LifeStyle Moderate Portfolio                                    464992
ING Limited Maturity Bond Portfolio                                 058082
ING Liquid Assets Portfolio                                         058081
ING MarketPro Portfolio                                             464910
ING MarketSyle Growth Portfolio                                     464926
ING MarketStyle Moderate Growth Portfolio                           464922
ING MarketStyle Moderate Portfolio                                  464934
ING Marsico Growth Portfolio                                        058101
ING Marsico International Opportunities Portfolio                   464576
ING Mercury Large Cap Value Portfolio                               279608
ING Mercury Large Cap Growth Portfolio                              279607
ING MFS Mid Cap Growth Portfolio                                    058098
ING MFS Total Return Portfolio                                      058100
ING MFS Utilities Portfolio                                         464584
ING Oppenheimer Main Street Portfolio(R)                            058099
ING PIMCO Core Bond Portfolio                                       058103
ING PIMCO High Yield Portfolio                                      464018
ING Pioneer Fund Portfolio                                          464578
ING Pioneer Mid Cap Value Portfolio                                 464580
ING Salomon Brothers All Cap Portfolio                              058114
ING Salomon Brothers Investors Portfolio                            058220
ING Stock Index Portfolio                                           464701
ING T. Rowe Price Capital Appreciation Portfolio                    058084
ING T. Rowe Price Equity Income Portfolio                           058087
ING UBS U.S. Allocation Portfolio                                058402/279602
ING Van Kampen Equity Growth Portfolio                              279609

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
                                                              BNY ACCOUNT NUMBER
FUND                                                          (DOMESTIC/GLOBAL)
----                                                          ------------------
ING INVESTORS TRUST (CONT.)
ING Van Kampen Global Franchise Portfolio                           279605
ING Van Kampen Growth and Income Portfolio                          058090
ING Van Kampen Real Estate Portfolio                                058086
ING VP Index Plus International Equity Portfolio                    464492
ING Wells Fargo Mid Cap Disciplined Portfolio                       058088
ING Wells Fargo Small Cap Disciplined Portfolio                       TBD

ING MAYFLOWER TRUST
ING International Value Fund                                        464212

ING MUTUAL FUNDS
ING Diversified International Fund
ING Emerging Countries Fund                                         464214
ING Emerging Markets Fixed Income Fund
ING Foreign Fund                                                    464202
ING Global Equity Dividend Fund                                     464751
ING Global Real Estate Fund                                         464220
ING Global Value Choice Fund                                        464218
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund                                              464206
ING International SmallCap Fund                                     464216
ING International Value Choice Fund                                 464278
ING Precious Metals Fund                                            464210
ING Russia Fund                                                     464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                  464544
ING American Century Select Portfolio                               464532
ING American Century Small Cap Value Portfolio                      464502
ING Baron Asset Portfolio                                             TBD
ING Baron Small Cap Growth Portfolio                                464504
ING Davis Venture Value Portfolio                                   464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                         464564
ING Fidelity(R) VIP Equity-Income Portfolio                         464568
ING Fidelity(R) VIP Growth Portfolio                                464570
ING Fidelity(R) VIP Mid Cap Portfolio                               464566
ING Fundamental Research Portfolio                                  464538
ING Goldman Sachs(R) Capital Growth Portfolio                       464540
ING Goldman Sachs(R) Core Equity Portfolio                          464514
ING JPMorgan Fleming International Portfolio                        464528
ING JPMorgan Mid Cap Value Portfolio                                464506

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
                                                              BNY ACCOUNT NUMBER
FUND                                                          (DOMESTIC/GLOBAL)
----                                                          ------------------
ING PARTNERS, INC. (CONT.)
ING Lord Abbett U.S. Government Securities Portfolio                  TBD
ING MFS Capital Opportunities Portfolio                             464522
ING Neuberger Berman Partners Portfolio                               TBD
ING Neuberger Berman Regency Portfolio                                TBD
ING OpCap Balanced Value Portfolio                                  464542
ING Oppenheimer Global Portfolio                                    464508
ING Oppenheimer Strategic Income Portfolio                          464548
ING PIMCO Total Return Portfolio                                    464510
ING Pioneer High Yield Portfolio                                      TBD
ING Salomon Brothers Aggressive Growth Portfolio                    464518
ING Salomon Brothers Large Cap Growth Portfolio                     464516
ING Solution 2015 Portfolio                                         464590
ING Solution 2025 Portfolio                                         464594
ING Solution 2035 Portfolio                                         464596
ING Solution 2045 Portfolio                                         464574
ING Solution Income Portfolio                                       464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio              464534
ING T. Rowe Price Growth Equity Portfolio                           464530
ING Templeton Foreign Equity Portfolio                                TBD
ING UBS U.S. Large Cap Equity Portfolio                             464520
ING Van Kampen Comstock Portfolio                                   464512
ING Van Kampen Equity and Income Portfolio                          464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                             464062
ING Aeltus Money Market Fund                                        464064
ING Balanced Fund                                                   464764
ING Equity Income Fund                                              464723
ING Global Science and Technology Fund                              464750
ING Government Fund                                                 464076
ING Growth Fund                                                     464762
ING Index Plus LargeCap Fund                                        464726
ING Index Plus MidCap Fund                                          464727
ING Index Plus SmallCap Fund                                        464725
ING International Growth Fund                                       464204
ING Small Company Fund                                              464729
ING Strategic Allocation Balanced Fund                              464719
ING Strategic Allocation Growth Fund                                464720
ING Strategic Allocation Income Fund                                464722
ING Value Opportunity Fund                                          464730

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Balanced Portfolio                      464416

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
                                                              BNY ACCOUNT NUMBER
FUND                                                          (DOMESTIC/GLOBAL)
----                                                          ------------------
ING STRATEGIC ALLOCATION PORTFOLIOS, INC. (CONT.)
ING VP Strategic Allocation Growth Portfolio                        464418
ING VP Strategic Allocation Income Portfolio                        464420

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                  464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                     464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                      464422
ING VP Growth Portfolio                                             464404
ING VP Index Plus LargeCap Portfolio                                464406
ING VP Index Plus MidCap Portfolio                                  464408
ING VP Index Plus SmallCap Portfolio                                464410
ING VP International Equity Portfolio                               464460
ING VP Small Company Portfolio                                      464414
ING VP Value Opportunity Portfolio                                  464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                        464430
ING VP Disciplined LargeCap Portfolio                               464448
ING VP Financial Services Portfolio                                 464449
ING VP High Yield Bond Portfolio                                    464432
ING VP International Value Portfolio                                464464
ING VP LargeCap Growth Portfolio                                    464440
ING VP MagnaCap Portfolio                                           464442
ING VP MidCap Opportunities Portfolio                               464444
ING VP Real Estate Portfolio                                        464747
ING VP SmallCap Opportunities Portfolio                             464450

ING VP BALANCED PORTFOLIO, INC.                                     464428

ING VP EMERGING MARKETS FUND, INC.                                  464462

ING VP INTERMEDIATE BOND PORTFOLIO                                  464400

ING VP MONEY MARKET PORTFOLIO                                       464412